UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2023.

MOUNTAIN TOP PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56298	47-5544183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7325 Oswego Road
Liverpool, New York 13090
(Address of principal offices)

(315) 451-7515
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	MTPP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2023, Anthony Lombardo resigned as Chief Executive Officer of Mountain Top Properties, Inc. (the “Company”).  Mr. Lombardo remains as the Company’s Chief Financial Officer, Secretary and Director

Her resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 1, 2023, the stockholders of the Company holding a majority in interest of the Company’s voting equity, approved by written consent and the members of the board of directors of the Company, and approved by unanimous written consent, the appointment of Beau Kelley as its Director, and appointed him as its new Chief Executive Officer.

Mr. Kelley grew up in the Hamptons working for his family's building business. After graduating from the University of North Carolina at Charlotte in 2002, he served as an officer, director, consultant, and founder of several public, private and non-profit enterprises. He began his career buying and selling homes while working with a venture capital firm which provided private capital and hands on business development services, where he later became a partner. The firm managed principal capital and worked with clients to implement aggressive growth strategies. Through that company he purchased a software company, an environmental remediation company, three hotels with restaurants and taverns, dozens of residential and commercial properties and a 132,000 sqft industrial building. That company was able to leverage its real estate assets into investments into distressed, foreclosure, pre-foreclosure and other assets.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Letter of Anthony Lombardo as CEO dated November 1, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2023	Mountain Top Properties, Inc.

By: /s/ Beau Kelley
Beau Kelley, CEO